                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 29, 2001

                        ENSTAR INCOME PROGRAM IV-3, L.P.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

                 000-15686                   58-1648320
           ----------------------   ----------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)

                      c/o Enstar Communications Corporation
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

                  On August 29, 2001, Enstar Income Program IV-3, L.P. (the "Partnership") entered into an asset purchase agreement providing for the sale of all of the Partnership's Illinois cable television systems in and around Fairfield and Shelbyville, Illinois for a total sale price of approximately $7,636,800 and, together with its affiliates, Enstar Income Program IV-1, L.P. and Enstar Income Program IV-2, L.P., the sale of Enstar Cable of Macoupin County for a total sale price of approximately $9,359,700, the Partnership's one-third share of which is approximately $3,119,900, to Charter Communications Entertainment I, LLC, an affiliate of Enstar Communications Corporation (the "Corporate General Partner") and an indirect subsidiary of Charter Communications, Inc. (collectively, the "Charter Sale"). As a pre-condition to the sale, based on approval by the limited partners, the Partnership's partnership agreement was amended to allow the sale of assets to an affiliate of the Corporate General Partner. On April 10, 2002, the asset purchase agreement closed.

                  The Fulton, Kentucky headend is not included in the Charter Sale and will continue to be owned by the Partnership and operated by the Corporate General Partner indefinitely for the foreseeable future. The Corporate General Partner can give no assurance of when, or if, the Fulton, Kentucky headend will ever be sold.

                  After setting aside a $1,400,000 reserve to fund the Fulton headend's working capital needs, and paying or providing for the payment of the expenses of the Charter Sale, the Corporate General Partner will make one or more distributions of the Partnership's allocable share of the remaining net sale proceeds, in accordance with its partnership agreement. The Partnership intends to make an initial distribution payment to its limited partners within 60 days following the Charter Sale, with balance due in six months.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

                  The following Unaudited Pro Forma Condensed Financial Statements are based on the historical financial information of Enstar Income Program IV-3, L.P. and Enstar Cable of Macoupin County. The Unaudited Pro Forma Condensed Balance Sheets as of December 31, 2001 assume the dispositions of certain assets and liabilities of the Partnership's cable systems in and around Fairfield and Shelbyville, Illinois and Enstar Cable of Macoupin County as if they had occurred on December 31, 2001. The Unaudited Pro Forma Condensed Statements of Operations for the year ended December 31, 2001 assume the above dispositions occurred on January 1, 2001.

                  The Unaudited Pro Forma Condensed Financial Statements of Enstar Income Program IV-3, L.P. and Enstar Cable of Macoupin County do not purport to be indicative of what our financial position or results of operations would actually have been had the transactions described above been completed on the dates indicated or to project our results of operations for any future date.

                               ENSTAR INCOME PROGRAM IV-3, L.P.
                          UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                    AS OF DECEMBER 31, 2001


                                          HISTORICAL           MACOUPIN        SHELBYVILLE        PRO FORMA           PRO FORMA
                                       DECEMBER 31, 2001   DISPOSITION (a)   DISPOSITION (b)   ADJUSTMENTS (c)    DECEMBER 31, 2001
                                       -----------------   ---------------   ---------------   ---------------    -----------------
                ASSETS

ASSETS:
   Cash                                  $ 2,698,500        $        --        $        --       $ 7,636,800       $10,335,300
   Accounts receivable                        99,100                 --            (78,300)               --            20,800
   Prepaid and other assets                   14,600                 --             (5,500)               --             9,100
   Equity in net assets of joint venture     859,900          2,226,334                 --                --         3,086,234
   Property, plant and equipment, net      1,720,200                 --         (1,273,500)               --           446,700
   Franchise cost, net                        22,600                 --            (19,300)               --             3,300
                                         -----------        -----------        -----------       -----------       -----------
                                         $ 5,414,900        $ 2,226,334        $(1,376,600)      $ 7,636,800       $13,901,434
                                         ===========        ===========        ===========       ===========       ===========


   LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:

   Accounts payable                      $    51,600        $         -        $                 $   305,500       $   357,100
   Accrued liabilities                       210,100                 --                 --                --           210,100
   Due to affiliates                         886,600                 --                 --                --           886,600
                                         -----------        -----------        -----------       -----------       -----------
                                           1,148,300                 --                 --           305,500         1,453,800
                                         ===========        ===========        ===========       ===========       ===========

PARTNERSHIP CAPITAL (DEFICIT):

   General Partners                          (40,400)            22,300            (13,800)           73,300            41,400
   Limited Partners                        4,307,000          2,204,034         (1,362,800)        7,258,000        12,406,234
                                         -----------        -----------        -----------       -----------       -----------
                                           4,266,600          2,226,334         (1,376,600)        7,331,300        12,447,634
                                         -----------        -----------        -----------       -----------       -----------
                                         $ 5,414,900        $ 2,226,334        $(1,376,600)      $ 7,636,800       $13,901,434
                                         ===========        ===========        ===========       ===========       ===========


(a) Represents additional equity received from the disposition of Enstar Cable of Macoupin County on a pro forma basis.

(b) Represents assets of the Partnership's cable systems in Fairfield and Shelbyville, Illinois which were disposed of under the asset purchase agreement.

(c) Represents proceeds from sale of $7,636,800 which were used for transaction costs of $305,500, general working capital purposes, capital expenditures and distributions to partners.

                        ENSTAR INCOME PROGRAM IV-3, L.P.
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                              HISTORICAL        MACOUPIN        SHELBYVILLE        PRO FORMA
                                                          DECEMBER 31, 2001  DISPOSITION (a)   DISPOSITION (b)   DECEMBER 31, 2001
                                                          -----------------  ---------------  ---------------    -----------------
REVENUES                                                  $ 2,374,100        $        --        $(1,565,800)       $   808,300

OPERATING EXPENSES:
   Service costs                                              825,900                 --           (559,800)           266,100
   General and administrative expenses                        395,100                 --           (259,600)           135,500
   General partner management fees and reimbursed expense     356,300                 --           (257,400)            98,900
   Depreciation and amortization                              325,700                 --           (206,300)           119,400
                                                          -----------        -----------        -----------        -----------
                                                            1,903,000                 --         (1,283,100)           619,900
                                                          -----------        -----------        -----------        -----------

                Operating income                              471,100                 --           (282,700)           188,400
                                                          -----------        -----------        -----------        -----------

OTHER INCOME (EXPENSE):
   Interest income                                             49,200                 --                 --             49,200
   Other expense                                              (32,300)                --                 --            (32,300)
                                                          -----------        -----------        -----------        -----------
                                                               16,900                 --                 --             16,900
                                                          -----------        -----------        -----------        -----------
INCOME BEFORE EQUITY
   IN NET INCOME OF JOINT VENTURE                             488,000                 --           (282,700)           205,300

Equity in net income of Joint Venture                         194,500           (167,033)                --             27,467
                                                          -----------        -----------        -----------        -----------

NET INCOME                                                $   682,500        $  (167,033)       $  (282,700)       $   232,767
                                                          ===========        ===========        ===========        ===========

Net income allocated to General Partners                  $     6,800        $    (1,700)       $    (2,800)       $     2,300
                                                          ===========        ===========        ===========        ===========

Net income allocated to Limited Partners                  $   675,700        $  (165,333)       $  (279,900)       $   230,467
                                                          ===========        ===========        ===========        ===========


(a) Represents the disposition of the Partnership's equity in net income of Enstar Cable of Macoupin County on a pro forma basis.

(b) Represents the results of operations of the cable systems in Fairfield and Shelbyville, Illinois to be sold. A non-recurring gain on sale of $5,774,600, net of transaction costs of approximately $305,500, resulting from the disposition has not been presented in the unaudited pro forma condensed statement of operations.

                         ENSTAR CABLE OF MACOUPIN COUNTY
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 2001


                                                HISTORICAL            MACOUPIN          PRO FORMA             PRO FORMA
                                             DECEMBER 31, 2001    DISPOSITION (a)    ADJUSTMENTS (b)      DECEMBER 31, 2001
                                             -----------------    ---------------    ---------------      -----------------
               ASSETS
ASSETS:
   Cash                                         $   912,800        $        --        $ 9,359,700             $10,272,500
   Accounts receivable                               40,800            (40,800)                --                      --
   Prepaid expenses and other assets                  4,100             (4,100)                --                      --
   Property, plant and equipment, net             2,198,500         (2,198,500)                --                      --
   Franchise cost, net                               62,200            (62,200)                --                      --
   Deferred charges, net                                700               (700)                --                      --
                                                -----------        -----------        -----------             -----------
                                                $ 3,219,100        $(2,306,300)       $ 9,359,700             $10,272,500
                                                ===========        ===========        ===========             ===========

    LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES:
   Accounts payable                             $    36,400        $         -        $   374,400             $   410,800
   Accrued liabilities                              196,100                 --                 --                 196,100
   Due to affiliates                                406,900                 --                 --                 406,900
                                                -----------        -----------        -----------             -----------
                                                    639,400                 --            374,400               1,013,800
                                                -----------        -----------        -----------             -----------

VENTURERS' CAPITAL:
   Enstar Income Program IV-1, L.P                  859,900           (768,767)         2,995,100               3,086,233
   Enstar Income Program IV-2, L.P                  859,900           (768,767)         2,995,100               3,086,233
   Enstar Income Program IV-3, L.P                  859,900           (768,766)         2,995,100               3,086,234
                                                -----------        -----------        -----------             -----------
                                                  2,579,700         (2,306,300)         8,985,300               9,258,700
                                                -----------        -----------        -----------             -----------
                                                $ 3,219,100        $(2,306,300)       $ 9,359,700             $10,272,500
                                                ===========        ===========        ===========             ===========


(a) Represents assets of Enstar Cable of Macoupin County's cable systems in Auburn, Carlinville and Girard, Illinois which were disposed of under the asset purchase agreement.

(b) Represents proceeds from sale of $9,359,700 which will be used for transaction costs of $374,400, general working capital purposes, capital expenditures and distributions to partners.

                         ENSTAR CABLE OF MACOUPIN COUNTY
              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                     HISTORICAL           MACOUPIN            PRO FORMA
                                                                   DECEMBER 31, 2001    DISPOSITION (a)    DECEMBER 31, 2001
                                                                  ------------------    --------------     -----------------
REVENUES                                                               $ 1,877,900        $(1,877,900)       $        --

OPERATING EXPENSES:
         Service costs                                                     619,800           (619,800)                --
         General and administrative expenses                               215,200           (215,200)                --
         General Partner management fees and reimbursed expenses           300,100           (300,100)                --
         Depreciation and amortization                                     226,300           (226,300)                --
                                                                       -----------        -----------        -----------
                                                                         1,361,400         (1,361,400)                --
                                                                       -----------        -----------        -----------

         Operating income                                                  516,500           (516,500)                --
                                                                       -----------        -----------        -----------

OTHER INCOME (EXPENSE):
         Interest income                                                    82,400                 --             82,400
         Other expense                                                     (15,400)            15,400                 --
                                                                       -----------        -----------        -----------
                                                                            67,000             15,400             82,400
                                                                       -----------        -----------        -----------

NET INCOME                                                             $   583,500        $  (501,100)       $    82,400
                                                                       ===========        ===========        ===========



(a) Represents the results of operations of Enstar Cable of Macoupin County's cable systems in Auburn, Carlinville and Girard, Illinois to be sold. A non-recurring gain on sale of $7,294,600, net of transaction costs of approximately $374,400, resulting from the dispositions has not been presented in the unaudited pro forma condensed statement of operations.

(c)      Exhibits.

         2.1 Letter of Amendment, dated April 10, 2002, by and between Charter Communications Entertainment I, LLC, Interlink Communications Partners, LLC, and Rifkin Acquisitions Partners, LLC and Enstar Income Program II-1, L.P., Enstar Income Program II-2, L.P., Enstar Income Program IV-3, L.P., Enstar Income/Growth Program Six-A, L.P., Enstar IV/PBD Systems Venture, and Enstar Cable of Macoupin County. (Incorporated by reference to the exhibits to the registrant's Current Report on Form 8-K, File No. 000-15705 dated April 22, 2002.)

         3.1 Amendment dated April 10, 2002, to the Second Amended and Restated Agreement of Limited Partnership of Enstar Income Program IV-3, L.P., as of August 1, 1988. *

         *  Exhibit attached

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Enstar Income Program IV-3, L.P.

                            By: Enstar Communications Corporation
                                ----------------------------------
                                its General Partner

                            By: /s/ Paul E. Martin
                               -------------------
                            Name:  Paul E. Martin

                            Title: Vice President and Corporate Controller (Principal Financial Officer and Principal
                             Accounting Officer)


Dated: April 22, 2002